EXHIBIT 10-C

              AMENDMENT NO. 1 TO THE SECURITIES PURCHASE AGREEMENT

            This Amendment No. 1 to the Securities Purchase Agreement dated February 5, 2002 (the "Original Agreement") by and among Infinite Group, Inc., a Delaware corporation (the "Company"), and Laurus Master Fund, Ltd. (the "Purchaser") is made and entered into as of June 21, 2002.

            The Company and the Purchaser hereby amend the Original Agreement pursuant to Section 12.6 of the Original Agreement, as follows:

                  1. The introductory paragraph of Section 6.12 is hereby
            amended and restated in its entirety to read as follows:

                  For so long as at least 20% of the aggregate principal amount of this Note and any other notes from the Company to the Purchaser are outstanding, the Company, without the prior written consent of the Purchaser, shall not:

                  2. Section 9.1(d) is hereby amended and restated in its
            entirety to read as follows:

            The Company shall use its reasonable commercial efforts to cause to be declared effective a Form S-3 registration statement (or such other form that it is eligible to use) within 75 days of June __, 2002 (the "Effective Date") in order to register the Conversion Shares and the Warrant Shares issued or issuable with respect to all Notes and Warrants to be issued hereunder (the "Registrable Securities") for resale and distribution under the Securities Act. The holder thereof shall provide the Company with such information as the Company reasonably requests. The Company will register not less than a number of shares of Common Stock in the aforedescribed registration statement that is equal to the Warrant Shares and 125% of the Conversion Shares issuable at the Conversion Prices set forth in the Notes, that would be in effect on the Closing Date or the date of filing of such registration statement (employing the conversion price which would result in the greater number of Shares). The Registrable Securities shall be reserved and set aside exclusively for the benefit of the Purchaser and the holders of the Warrants, as the case may be, and not issued, employed or reserved for anyone other than the Purchaser and the holders of the Warrants. Such registration statement will be promptly amended or additional registration statements will be promptly filed by the Company as necessary to register additional Company Shares to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities.

            3. Section 9.4 is hereby amended and restated in its entirety to read as follows:

                  Non-Registration Events. The Company and the Purchaser agree that the Seller will suffer damages if any registration statement required under Section 9.1(d) above is not declared effective by the SEC on or before the Effective Date, and maintained in the manner and within the time periods contemplated by Section 9 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if the registration statement on Form S-3 or such other form as described in Section 9.1(d) is not declared effective on or before the sooner of the Effective Date, or within five days of receipt by the Company of a communication from the SEC that the registration statement described in Section 9.1(d) will not be reviewed, or (ii) any registration statement described in Section 9.1(d) is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time which shall exceed 30 days in the aggregate per year but not more than 20 consecutive calendar days (defined as a period of 365 days commencing on the date the Registration Statement is declared effective) (each such event referred to in this Section 9.4 is referred to herein as a "Non-Registration Event"), then, for so long as such Non-Registration Event shall continue, (i) the Company shall pay in cash as Liquidated Damages to each holder of any Registrable Securities an amount equal to two percent (2%) per month or part thereof during the pendency of such Non-Registration Event of the principal of the Notes issued in connection with the Offering, whether or not converted, then owned of record by such holder or issuable as of or subsequent to the occurrence of such Non-Registration Event and (ii) the Conversion Price as defined in
            Section 2.1 of the Notes shall be reduced by 10% for each 30-day period following the Effective Date that the Registration Statement is not declared effective by the SEC. Payments to be made pursuant to this Section shall be due and payable immediately upon demand in immediately available funds. In the event a Mandatory Redemption Payment is demanded from the Company by the holder pursuant to
            Section 8.2 of this Agreement, then the Liquidated Damages described in this Section 9.4 shall no longer accrue on the portion of the purchase price underlying the Mandatory Redemption Payment, from and after the date the holder receives the Mandatory Redemption Payment. It shall be deemed a Non-Registration Event to the extent that all the Common Stock included in the Registrable Securities and underlying the Securities is not included in an effective registration statement as of and after the Effective Date at the conversion prices in effect from and after the Effective Date.

            4. Section 12.8 is hereby amended and restated in its entirety to read as follows:

                  All notices required or permitted hereunder shall be in
            writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with


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

            a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof, with a copy to Kenneth S. Rose, Esq., Morse, Zelnick, Rose & Lander, Esq., 450 Park Avenue, Suite 902, New York, New York, facsimile number (212) 838-9190 and to the Purchaser at the address set forth on the signature page hereto for such Purchaser, with a copy in the case of the Purchaser to Daniel M. Laifer, Esq., 152 West 57th Street, 4th Floor, New York, NY 10019, facsimile number (212) 541-4434, or at such other address as the Company or the Purchaser may designate by ten days advance written notice to the other parties hereto.

            5. Except as otherwise provided herein, the Original Agreement shall in all other respects remain in full force and effect.

            6. This Agreement may be executed in more than one counterpart with the same effect as if the parties executing the several counterparts had all executed one document.

            7. This amendment shall be effective as of June 21, 2002.


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

            IN WITNESS WHEREOF, the undersigned hereby execute this Amendment as a deed as of the date set forth above.

Infinite Group, Inc.

/s/ Clifford G. Brockmyre II
-------------------------------
Name:  Clifford G. Brockmyre II
Title: Chairman


Laurus Master Fund, Ltd.

/s/ David Grin
-------------------------------
Name:  David Grin
Title: Director


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

                ALLONGE TO PROMISSORY NOTE DATED FEBRUARY 5, 2002

      Reference is hereby made to the Note dated February 5, 2002 in the amount of $1,000,000 (the "Note") by and between Infinite Group, Inc., a Delaware corporation (the "Maker"), with principal offices located at 2364 Post Road, Warwick, Rhode Island 02886, and LAURUS MASTER FUND, LTD. (the "Payee"), residing at c/o Ironshore Corporate Services Ltd., P.O. Box 1234 G.T., Queensgate House, South Church Street, Grand Cayman, Cayman Islands.

            Maker and Payee hereby agree to amend the Note in accordance with the following terms:

      1.    The Maximum Base Price, as defined in Section 2.1(b) shall be $2.00;

      2. The introductory paragraph to Article II is hereby amended in its entirety to read as follows:

            At any time during the term of this Note, the Borrower may deliver a written notification (the "Optional Conversion Notification") to the Holder setting forth the portion of the principal amount of the Note and/or interest due and payable (the "Investment Amount") that the Borrower authorizes the Holder to exercise its conversion rights with respect thereto, subject to the terms and provisions set forth below. Except (i) upon the occurrence of an Event of Default hereunder or (ii) in the event that the market price of the Borrower's Common Stock is greater than 125% of the Maximum Base Price (as defined below) for the three consecutive trading days prior to conversion, unless the Borrower delivers an Optional Conversion Notification to the Holder, the Holder will not be permitted to exercise its rights to convert any portion of the Note to Common Stock.

      3.    Section 1.3 is hereby amended in its entirety to read as follows:

      (a) Interest payable on this Note shall accrue at the annual rate of five percent (5%) and be payable in arrears commencing June 30, 2002 and on the last day of each month thereafter (with the payment on June 30, 2002 to cover the period from April 1, 2002 through June 30, 2002), and on the Maturity Date, accelerated or otherwise, when the principal and remaining accrued but unpaid interest shall be due and payable, or sooner as described below.

      (b) In addition to the interest rate set forth above in Section 1.3(a), an additional fee on this Note shall accrue at the annual rate of ten percent (10%) and be payable in arrears commencing June 30, 2002 and on the last day of each month thereafter (with the payment on June 30, 2002 to cover the period from April 1, 2002 through June 30, 2002), and on the Maturity Date, accelerated or otherwise, when the principal and accrued but unpaid interest shall be due and payable, or sooner as described below. Notwithstanding the foregoing, for every $100,000 in principal amount of the Note that the Holder actually converts into Common Stock, the annual rate of the additional fees payable as set forth in this subsection shall be reduced by 1% and shall be deemed the rate retroactive to the date hereof. In such


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            event, any amounts already received by the Holder with respect to such additional fees shall be rebated to the Borrower.

      4.    There are no other modifications to the Note.

                                  INFINITE GROUP, INC.


                                  By: /s/ Clifford G. Brockmyre II
                                     -------------------------------------------
                                  Name/Title: Clifford G. Brockmyre II/Chairman
                                  Dated: June 21, 2002

AGREED AND ACCEPTED:

LAURUS MASTER FUND, LTD.


By: /s/ David Grinn
  --------------------------


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

                    ALLONGE TO WARRANT DATED FEBRUARY 5, 2002

      Reference is hereby made to the Common Stock Purchase Warrant dated February 5, 2002 (the "Warrant") granting Laurus Master Fund, Ltd. ("Laurus") the right to purchase of 50,000 shares of common stock of Infinite Group, Inc., a Delaware corporation (the "Company"), with principal offices located at 2364 Post Road, Warwick, Rhode Island 02886.

            The Company and Laurus hereby agree to amend the Warrant in accordance with the following terms:

      1.    The Purchase Price, as defined in the Warrant, shall be $2.40;

      2.    There are no other modifications to the Warrant.

                                  INFINITE GROUP, INC.


                                  By: /s/ Clifford G. Brockmyre II
                                      -----------------------------------------
                                  Name/Title: Clifford G. Brockmyre II/Chairman
                                  Dated: June 21, 2002

AGREED AND ACCEPTED:

LAURUS MASTER FUND, LTD.


By: /s/ David Grinn
   -------------------------


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